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[LOGO] Fleet
Retirement Plan Services



                       ADMINISTRATIVE SERVICES AGREEMENT


                                      for


                            Mohegan Retirement Plan
                            -----------------------


                        FLEET RETIREMENT PLAN SERVICES



ASA.doc                                                       July 30, 2001


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                               TABLE OF CONTENTS

I.  Appointment....................................................................................................      1
II. PARTIES........................................................................................................      1
    A. Fleet Retirement Plan Services..............................................................................      1
    B. Employer....................................................................................................      1
    C. Plan Administrator..........................................................................................      1
III. Document Services.............................................................................................      1
    A. Roles and Responsibilities..................................................................................      1
    B. Determination Letter Filing (for Fleet Prototype Plans Only)................................................      2
IV. Installation Services..........................................................................................      2
V. Administrative Services.........................................................................................      3
    A. Employee Education/Enrollment Services......................................................................      3
    B. Recordkeeping Services......................................................................................      3
    C. Loan Services...............................................................................................      4
    D. Disbursement Services.......................................................................................      4
    E. Compliance Testing and Related Services.....................................................................      4
    F. Automated Services..........................................................................................      6
    G. IRS Annual Form 5500 Reporting Services.....................................................................      7
    H. Proxy Services (for Plans with Employer Stock Funds)........................................................      7
    I. Brokerage Services..........................................................................................      7
VI. additional instructions........................................................................................      8
    A. Initial Funding  (not applicable, start up plan)............................................................      8
                        -------------------------------
    B. Ongoing Funding.............................................................................................      8
       1. Asset Fees...............................................................................................      9
       2. Administrative & Other Fees..............................................................................      9
       3. Loan Fees................................................................................................      9
       4. Distribution Fees........................................................................................      9
    D. Trust Accounting Statements.................................................................................     10
    E. Signing Authority...........................................................................................     10
    F. Administrative Committee Appointment........................................................................     10
    G. Authorized Signers Appointment..............................................................................     11
    H. Acknowledgment/Consent to Invest............................................................................     12
       1. Mutual Funds (Columbia and Galaxy).......................................................................     13
       2. The Fleet Easy Investment Option.........................................................................     14
       3. Third-Party Funds........................................................................................     14
          a. Fidelity Advisor Funds (Class T Shares)...............................................................     14
          b. INVESCO Funds.........................................................................................     14
          c. The Janus Fund........................................................................................     15
          d. Neuberger Berman Funds................................................................................     15
          e. Putnam Funds (Class M Shares).........................................................................     15
       4. CIF......................................................................................................     16
VII. terms of agreement............................................................................................     16
    A. Entire Agreement............................................................................................     16
    B. Scope of Services...........................................................................................     17

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
       1. Limitation of Responsibilities...........................................................................     17
       2. Investment Responsibility................................................................................     17
    C. Services and Expenses.......................................................................................     17
    D. Supplying Information.......................................................................................     18
    E. Indemnification.............................................................................................     18
    F. Duration of Agreement.......................................................................................     18
    G. Termination/Amendment of Agreement..........................................................................     19
    H. Plan Information............................................................................................     19
    I. Execution of Agreement/Signatures...........................................................................     19
exhibit B: AMENDMENT...............................................................................................     21

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                                I. APPOINTMENT

The Mohegan Tribe ("The Employer") hereby retains Fleet Retirement Plan Services ("Fleet RPS") to provide the administrative services set forth in this Administrative Services Agreement ("ASA") to the Mohegan Retirement Plan ("The Plan"). This ASA will be effective upon execution and shall remain in effect unless amended or terminated.


                                  II. PARTIES

A. Fleet Retirement Plan Services

Fleet RPS acts in various capacities for prototype and individually designed Employee Benefit Plans and is responsible for performing certain services with respect to such Plans.

B. Employer

The Employer is defined as the Plan Sponsor.

C. Plan Administrator

The Plan Administrator is defined by the Internal Revenue Service ("IRS") as the individual or entity responsible for controlling, managing, and disposing of the Plan assets and taking any and all action necessary to bring the Plan into compliance with the applicable provisions of the Internal Revenue Code ("The Code") and other relevant law. The Plan Administrator is the Employer or an entity appointed by the Employer to serve in that capacity. Fleet RPS is not the Plan Administrator.

                            III. DOCUMENT SERVICES

A. Roles and Responsibilities

Fleet RPS will provide:

     [_] The Fleet Prototype Plan Document, which includes the Adoption Agreement, Basic Plan Document and Summary Plan Description. Adoption Agreement preparation assistance is provided by Fleet RPS for review by the Employer's legal counsel. The Employer has selected the following prototype document:

               [_]  Standardized 401(k) Profit-Sharing Plan

               [_]  Standardized Profit-Sharing Plan

               [_]  Standardized Money Purchase Pension Plan

               [_]  Nonstandardized 401(k) Profit-Sharing Plan

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               [_]  Nonstandardized Profit-Sharing Plan

               [_]  Nonstandardized Money Purchase Pension Plan

     [X] The Employer will provide and maintain an individually designed, volume submitter or non-Fleet prototype plan.

          If the Employer adopts an individually designed, volume submitter or non-Fleet prototype plan, the Employer is solely responsible for the interpretation, submission, and continued qualified status of the plan.


B. Determination Letter Filing (for Fleet Prototype Plans Only)

Fleet RPS will provide applicable forms and schedules for review by the Employer and its legal counsel for the Nonstandardized Prototype Document or Standardized Prototype Document where the Employer has or has had other qualified plans.

     [X] The Employer will assume responsibility for submitting the Plan to the IRS for a favorable determination letter since the Plan is not using a Prototype document.
     [_] Fleet RPS, through its prototype vendor, will submit the Plan on behalf of the Employer to the IRS for a favorable determination letter. The cost for this service is $500, exclusive of IRS Filing Fees

                           IV. INSTALLATION SERVICES

Fleet RPS will develop a timeline that will set forth the duties and responsibilities associated with the Plan installation. The Plan will be installed on the Fleet RPS participant recordkeeping system for valuation on the following basis:

     [X]  Daily
     [_]  Quarterly
     [_]  Semi-Annually
     [_]  Annually


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                          V. ADMINISTRATIVE SERVICES

A. Employee Education/Enrollment Services

Fleet RPS will:

   [X]  Provide Communication Materials

          [_]  Standard
          [X]  Custom

   [X]  Conduct Enrollment Meetings

          [X]  Initial
          [X]  Ongoing

   [X] Conduct post-enrollment workshops (topics and schedule to be determined by Fleet RPS and the Employer)

Fleet will provide prospectuses upon request for funds that are required to have such documentation. General fund information is available upon request for all investments and is provided automatically each quarter with participant statements.


Fees for Employee Education and Enrollment Services will be charged pursuant to the fee schedule attached as Exhibit A.

B. Recordkeeping Services

Fleet RPS will:

 .  Maintain participant and plan level records;
 .  Allocate Employer contributions based upon information provided by the
   Employer;
 .  Post employee contribution amounts among available investment options pursuant to participant or Employer direction, whichever is applicable;
 .  Transfer funds among available investment options pursuant to direction;
 .  Reinvest and allocate dividends among participants' accounts;
 .  Maintain the vested percentages of participants' account balances consistent with the Plan's vesting provisions;
 . Determine and reallocate or credit forfeitures consistent with the Plan's provisions;

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 .  Process distributions, withdrawals, and other debits/credits to each participant's account(s) based on information supplied by the Employer;
 .  Prepare Employer administrative reports;
 . Prepare participant statements [X] quarterly [_] semi-annually [_] annually; . Mail participant statements to [X] participants [_] the Employer; and . Post contributions to each participant's accounts(s) on a Monthly basis.


C. Loan Services

   [X]  Not applicable
   [_]  Fleet RPS will:

        .  Prepare required loan documentation;
        .  Disburse loan proceeds;
        .  Credit loan payments;
        .  Report loan activity.

        Loan repayments must be made via payroll deduction. The Employer is responsible for establishing and administering all Loan Policies.

D. Disbursement Services

Fleet RPS will:

 .  Process periodic and non-periodic participant distributions;
 .  Withhold and remit applicable taxes as directed by law, the participant, and the Employer;
 .  Prepare and file required tax forms;
 .  Process other Employer directed disbursements;
 .  Process in-kind distributions of Employer Stock (where applicable)

Fleet RPS accepts information provided by the Employer as complete and accurate and is not accountable for service or report errors as well as any applicable taxes, penalties, or judgments if such information is incorrect or inaccurate.

E. Compliance Testing and Related Services

   [X]  Fleet RPS will not provide compliance testing.

        If Fleet RPS provides recordkeeping services for all qualified plans of the Employer, Fleet RPS agrees to provide the following compliance testing:

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          [_]  Section 401(k) actual deferral percentage test (including corrective action, if any, as instructed by the Employer);

          [_] Section 401 (m) actual contribution percentage test (including corrective action, if any, as instructed by the Employer);
          [_]  Section 415 annual additions limitations.

      In addition, if the Employer has never maintained a defined benefit plan that covered any currently eligible employees or, alternatively, if the Employer provides all necessary information, Fleet RPS will provide:

          [_]  Section 416(g) top-heavy test

If Fleet RPS will not be providing Section 416(g) compliance testing, the Employer will be responsible for reporting the results to Fleet RPS.

      For an additional fee specified in the attached Fee Schedule:
      If Fleet RPS provides recordkeeping services for all qualified plans of the Employer, Fleet RPS agrees to provide the following compliance testing:

          [_]  Section 410(b) coverage testing

The eligibility of an employee for initial and ongoing Plan participation will be determined by the Employer. Fleet RPS will only review the Employer's determination of eligibility at the end of each Plan Year if Fleet RPS will provide the Section 410(b) coverage testing as selected above.


      Fleet RPS [_] will [X] will not calculate the annual allocation of Employer contributions:

      [_] Fleet RPS will calculate the annual allocation of the Plan contribution based on a pro rata formula (based on the ratio of individual Compensation to total Compensation, as described in the Plan document).

      For an additional fee specified in the attached Fee Schedule:
      [_] Fleet RPS will calculate the annual allocation of the Plan contribution based on an integrated formula, as described in the Plan document.

      [_] Fleet RPS will calculate the annual Employer matching contribution.

Fleet RPS will rely solely on the information provided by the Employer regarding employee census and the ownership of the Employer, and will not be responsible for any errors that result from inaccurate or incomplete information.

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[LOGO] Fleet

The Employer will be responsible for the Plan's compliance with the following Code Sections:

 .  Section 401(a)(4) general nondiscrimination;
 .  Section 402(g) limitation on elective deferrals;
 .  Section 404(a) annual deductibility;
 .  Section 412 minimum funding;
 .  Section 414(b), (c), (m), or (o) controlled or affiliated service group determinations;
 .  Section 414(n) coverage of leased employees;
 .  Section 414(p) qualified domestic relations order determination;
 .  Section 414(r) separate line of business determination;
 .  Section 414(s) compensation definition.
 .  Section 410(b) coverage testing, unless otherwise indicated above


F. Automated Services

   [_] Not applicable

   [X] Fleet RPS agrees to provide Interactive Voice Response Unit ("IVR") services, including scripting and issuing personal identification numbers ("PINs"). The IVR is available 24 hours / day, 7 days / week. Transactions available through the IVR will include:

       .   Account balance information;
       .   Fund prices and performance history;
       .   Ability to exchange existing balances among funds;
       .   Loan-balance information (if applicable);
       .   Loan modeling (if applicable);
       .   Ability to request loan and withdrawal forms;
       .   Ability to request withdrawal of funds;
       .   Ability to change security code;
       .   Live Customer Service agent during normal business hours.

       [_] Paperless Loans
       [X] Automated Enrollment
       [_] Ability to change salary-deferral percentage;

   [X] Fleet RPS agrees to provide a Plan Sponsor Web Site (PlanHr) that can be accessed through the Internet.



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[LOGO] Fleet

   [X] Fleet RPS agrees to provide a Participant Web Site (PlanWeb) that can be accessed through the Internet.

         For daily-valued plans, fund transactions completed on the VRU by 4:00 p.m. EST on a business day will be executed at that day's closing price. Transactions completed after 4:00 p.m. EST or on weekends or holidays will be executed at the close of the following business day. However, if the plan is using an investment fund with which Fleet RPS has no after-hours trading agreement, transactions will be executed pursuant to the individual fund agreement. Furthermore, Fleet RPS cannot guarantee that trades of unitized employer stock will become effective in the conventional time frame described above. Finally, Fleet RPS is not responsible for any fluctuation in the value of stock occurring during the execution process.

         For periodic-valued plans, fund transfers are effective as of the first day of the next valuation period.

G. IRS Annual Form 5500 Reporting Services

   [_]   Fleet RPS will not prepare IRS Form 5500.

   [X] Fleet RPS will prepare IRS Form 5500, related schedules (not including Schedule B, Schedule T and an independent auditor's report), and the Summary Annual Report.

         Fleet RPS will only file a Form 5500 if it maintains custody of all Plan assets. The Employer is responsible for reviewing, signing, and filing the Form 5500 with the IRS, as well as reviewing same for factual accuracy.

H. Proxy Services (for Plans with Employer Stock Funds)

   [_] Fleet RPS will forward all proxies to the Plan Sponsor, who shall then forward such proxies to participants.

   [_] Fleet RPS agrees to provide the following proxy services for employer stock funds:

           [_] Provide tape of name, address, and share positions to transfer agent or other designated agent for proxy distribution and tabulation

   [_]   Provide proxy material directly to Plan participants and tabulate vote

I. Brokerage Services

Brokerage services, if available, will be provided in accordance with the attached Brokerage Services Agreement

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                           VI. ADDITIONAL INSTRUCTIONS

The options selected and any instructions provided in sections VI(A-G) below represent the Employer's election with respect to Fleet RPS' duties and responsibilities under each section.

A. Initial Funding  (not applicable, start up plan)
                    -------------------------------

   [_] Deposit attached check.
   [_] Federal Wire transfer to be made on _____________ from __________________
                                               (Date)            (Institution)
       in the amount of _______________________.
                               (Amount)

   [_] Receipt and re-registration of assets pursuant to an attached listing, including:

         [_] Stocks: Number of shares, CUSIPS, ticker symbols, original purchase price and year-end market value (if assets are held at the end of the last plan year)
         [_]  Bonds: Face amount, maturing date, interest rate, etc.

   [_] Assets are currently invested at Fleet RPS.

For certain types of assets, Fleet RPS may require additional information.

B. Ongoing Funding

[_]    Fleet RPS is authorized to debit Fleet account number (account number)
                                                             ---------------
       for the dollar amount provided on the file and report submitted by the Employer's payroll vendor, (vendor name). If sufficient funding is not in
                                  -------------
       the account, then Fleet RPS cannot process payroll information. This is an ongoing authorization applicable on a __________ basis. It is understood that Fleet RPS is neither responsible nor liable for any erroneous data submitted on said file and report. Any such responsibility or liability is and will be an issue to be resolved between _____________________ and _____________________.
           (Vendor name)               (Employer)

[X] The Employer, The Mohegan Tribe, will wire (or ACH) funds for the dollar amount provided on the file and report submitted by the Employer's payroll vendor/department(s) (internal payroll). Until confirmation of the wire is received, Fleet RPS cannot process payroll information. It is understood that Fleet RPS is neither responsible nor liable for any erroneous data submitted on said file and report. Any such responsibility or liability is and will be an issue to be resolved between the internal payroll department(s) and The Mohegan Tribe.
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C. Compensation

Fleet RPS will receive compensation for its services pursuant to the Schedule of Fees included in Exhibit A to this ASA. Fees are to be billed and/or charged as indicated below.

    1. Asset Fees

    Mutual-Fund fees are taken at the fund level. Collective Investment Fund ("CIF") fees will be charged to [_] the trust account(s) [_] the Employer. Investment Management fees will be charged to [_] the trust account(s) [_] the Employer [X] not applicable .

    2. Administrative & Other Fees
    [X]  Waived
    [_]  Charge the trust account(s).
    [_]  Bill the Employer


    3. Loan Fees
    [X]  Not  Applicable
    [_]  Charge the trust account(s).
    [_]  Bill the Employer.
    [_]  Charge the participant account(s).

    4. Distribution Fees
    [_]  Charge the trust account(s).
    [_]  Bill the Employer.
    [X]  Charge the participant account(s).

Bills for services or invoices of charges to the trust account(s) are to be sent to:

         Donna St. Germain
         Mohegan Sun
         Director of Compensation and Benefits
         1 Mohegan Sun Blvd
         Uncasville, CT 06382


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D. Trust Accounting Statements

Fleet RPS will provide:

   [X]  Annual Accounting
        Plan-Year End: 12/31
                       -----
                       (Date
   [X]  Interim Cycle

           [_]  Monthly
           [X]  Quarterly
           [_]  Semi-Annually

Employer recipient:

        Donna St. Germain                               Leo Chupaska
        Mohegan Sun                                     The Mohegan Tribe
        Director of Compensation and Benefits           Chief Financial Officer
        1 Mohegan Sun Blvd                              5 Crow Hill Road
        Uncasville, CT 06382                            PO Box 488
                                                        Uncasville, CT 06382

        1 copy                                          1 copy


Valuation frequency must coincide with the interim cycle for periodic recordkeeping accounts.

E. Signing Authority

Until and unless notified to the contrary, Fleet RPS is hereby authorized to accept administrative instructions from the person(s) whose specimen signature(s) appear(s) in section VI(F) or (G) to Fleet RPS pursuant to the delegation of administrative duties section of the appropriate Plan document. Authorization must be made by a member of the Administrative Committee or an Authorized Signer as set forth in section VI(F) or (G) as described in section VI(F) or (G).

        NOTE: Every person who "handles funds or property" shall be bonded.


F. Administrative Committee Appointment

The undersigned persons are members of the Administrative Committee with all of the powers and duties to administer and to instruct Fleet RPS regarding the administration of the Plan pursuant to the terms of the Plan document.

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All instructions and requests from the Administrative Committee must be in writing and be signed by two of the undersigned persons. Fleet RPS may rely on the continuance of authority of each individual listed below until notified to the contrary in writing by the Employer.

No instructions of the Administrative Committee and/or Employer shall be binding upon Fleet RPS unless signed by two authorized individuals as evidenced by his or her signature on record.


                    Printed Name(s)                                                  Signature(s)
Bill Velardo                                                     /s/ Bill Velardo
---------------------------------------------------------        -----------------------------------------------------

Mitchell Etess                                                   /s/ Mitchell Etess
---------------------------------------------------------        -----------------------------------------------------

Jeff Hartmann                                                    /s/ Jeff Hartmann
---------------------------------------------------------        -----------------------------------------------------

Jeannette Ziegler                                                /s/ Jeannette Ziegler
---------------------------------------------------------        -----------------------------------------------------

Kevin Bogle                                                      /s/ Kevin Bogle
---------------------------------------------------------        -----------------------------------------------------

Donna St. Germain                                                /s/ Donna St. Germain
---------------------------------------------------------        -----------------------------------------------------

Leo Chupaska                                                     /s/ Leo Chupaska
---------------------------------------------------------        -----------------------------------------------------

Debra Maxeiner                                                   /s/ Debra Maxeiner
---------------------------------------------------------        -----------------------------------------------------

_________________________________________________________        _____________________________________________________

G. Authorized Signers Appointment

The undersigned persons are Authorized Signers with all of the powers and duties to administer the Plan pursuant to the terms of the Plan document. The undersigned persons are also authorized to direct Fleet RPS to deposit and transfer funds and to make distributions.

All instructions and requests from the Authorized Signers must be in writing and be signed by one of the undersigned persons. Fleet RPS may rely on the continuance of authority of each individual listed below until notified to the contrary in writing by the Employer.

No instructions given by the Authorized Signers and/or Employer shall be binding upon Fleet RPS unless signed by one authorized individual as evidenced by his or her signature on record.

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

                    Printed Name(s)                                                  Signature(s)
---------------------------------------------------------        -----------------------------------------------------

Donna St. Germain                                                /s/ Donna St. Germain
---------------------------------------------------------        -----------------------------------------------------

Debra Maxeiner                                                   /s/ Debra Maxeiner
---------------------------------------------------------        -----------------------------------------------------

Allison Smith                                                    /s/ Allison Smith
---------------------------------------------------------        -----------------------------------------------------

Roberta Lepore                                                   /s/ Roberta Lepore
---------------------------------------------------------        -----------------------------------------------------

_________________________________________________________        _____________________________________________________

_________________________________________________________        _____________________________________________________

H. Acknowledgment/Consent to Invest

The Employer consents to the use of the shares of the Galaxy Funds and the Columbia Funds ("The Funds"), certain other funds distributed by registered investment companies (Third-Party Funds"), and, if selected, the CIF (Fleet Stable Asset Fund) as investment options for the Plan.

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    1. Mutual Funds (Columbia and Galaxy)

    [X] As a fiduciary to the Plan, the Employer acknowledges that the assets of the Plan may be invested in one or more of the following investment options and that the Employer has received a copy of the prospectus for each of the following Funds as well as additional documents relating to the Funds and the fees charged to the Plan by Fleet RPS:

             [_]  Galaxy Small Company Equity
             [_]  Galaxy Growth & Income
             [_]  Galaxy U.S. Treasury
             [_]  Galaxy Government
             [_]  Galaxy Money Market
             [_]  Galaxy Short-Term Bond
             [_]  Galaxy U.S. Treasury Index
             [_]  Galaxy Intermediate Government Income
             [_]  Galaxy Corporate Bond
             [_]  Galaxy High Quality Bond
             [_]  Galaxy Asset Allocation
             [_]  Galaxy Equity Income
             [_]  Galaxy Utility Index
             [_]  Galaxy Equity Value
             [X]  Galaxy Large Company Index
             [X]  Galaxy Equity Growth
             [_]  Galaxy Small Company Index
             [X]  Galaxy Small Cap Value
             [_]  Galaxy International Equity
             [_]  Galaxy Institutional Government
             [_]  Columbia Special
             [_]  Columbia Real Estate Equity
             [_]  Columbia Fixed Income Securities
             [_]  Columbia High Yield
             [_]  Columbia Common Stock
             [_]  Columbia Growth
             [_]  Columbia International Stock
             [_]  Columbia Small Cap
             [_]  Columbia Balanced
             [_]  Columbia Daily Income Company
             [_]  Columbia U.S. Government Securities

  [X] The Employer understands that Fleet Investment Advisors, Inc. ("FIA"), a Bank affiliate, advises the Galaxy Funds and receives a management fee as disclosed in the prospectuses.

  [X]   The Columbia Advisor Group advises the Columbia Funds.

  [X]   The Employer has been advised of the fees charged to the Plan by Fleet
        RPS.

  [X]   The Employer is independent of and unrelated to FIA and Fleet RPS.


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2. The Fleet Easy Investment Option

The Fleet Easy Investment Option is a series of managed trusts that provide diversification by investing in a range of Galaxy Funds. Investment professionals at FIA monitor and reallocate portfolios as necessary to ensure that each participant's portfolio is invested consistent with the strategy of the chosen Easy Investment Option.

[X] The Employer has received the Fleet Easy Investment Brochure and a copy of the prospectus for each of the Galaxy Funds in which the Fleet Easy Investment Options are invested:

      [X]  Conservative Income
      [X]  Balanced Income
      [X]  Balanced Growth
      [X]  Growth
      [X]  Aggressive Growth

3. Third-Party Funds

[X] The Employer has received a copy of the prospectus for each of the following third-party funds in which the assets of the Plan are to be invested:

a.  Fidelity Advisor Funds (Class T Shares)

              [_]  Fidelity Growth Opportunities
              [_]  Fidelity Equity Growth
              [_]  Fidelity Overseas
              [_]  Fidelity Balanced
              [_]  Fidelity Equity Income
              [X]  Fidelity Intermediate Bond
              [_]  Fidelity Government Investment
              [_]  Fidelity Natural Resources


b.  INVESCO Funds

              [X]  INVESCO Equity Income (Industrial)
              [_]  INVESCO Small Company Growth Fund
              [X]  INVESCO Dynamics
              [_]  INVESCO Emerging Growth
              [_]  INVESCO Total Return
              [_]  INVESCO Growth
              [_]  INVESCO Strategic Leisure



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        c. The Janus Fund

               [X]     The Janus Fund

        d. Neuberger Berman Funds

               [_]     Neuberger Berman Guardian Trust
               [_]     Neuberger Berman Partners Trust
               [_]     Neuberger Berman Focus Trust
               [_]     Neuberger Berman Manhattan Trust
               [_]     Neuberger Berman Genesis Trust *

        e. Putnam Funds (Class M Shares)

               [_]     George Putnam Fund of Boston
               [_]     Putnam Fund for Growth & Income
               [X]     Putnam International Growth
               [_]     Putnam Vista
               [_]     Putnam Voyager
               [_]     Putnam New Opportunity *
               [_]     Putnam OTC Emerging Growth

       * There may be certain restrictions on the availability of this Fund.

    [X] The Employer has been advised that Fleet RPS receives Section 12(b)-1 fees from the Funds for providing administrative services to the Funds.

    [X] The Employer has been advised of the fees charged to the Plan by Fleet RPS.

Employer Consent: Based upon the receipt of (1) A prospectus setting forth the investment portfolios and describing the investment advisory and any other fees paid by the Funds or investors therein; and (2) Notice of disclosure of any investment advisory and other fees paid by the Employer or the Plan to Fleet RPS or any affiliate of Fleet RPS, the Employer consents to the investment of assets of the Plan in the Funds designated above pursuant to the instructions of Plan participants (which shall be conveyed to Fleet RPS in such manner as the Employer and Fleet RPS agree upon). The Employer may revoke this consent by written notice to Fleet RPS.

The distributor or investment advisor of each of the Third-Party Funds has entered into an agreement with Fleet National Bank, under which Fleet National Bank will perform certain sub-account and administrative functions ("Sub-Account Services") on a per-account basis with





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respect to shares of the Third-Party Funds held by the Plan in return for a fee.
Fleet RPS and its affiliates neither receive any other fees nor perform any other services for the Third-Party Funds.

The Employer acknowledges and understands that:

 .    The Galaxy Funds are distributed by PFPC INC.

 .    The Columbia Funds are distributed by Provident Distributors, Inc.

 .    The Fidelity Advisor Funds are distributed by Fidelity Management Research
     Co. +

 .    The Janus Fund is distributed by the Janus Group +

 .    The INVESCO Funds are distributed by INVESCO Funds Group, Inc. +

 .    The Neuberger Berman Funds are distributed by Neuberger Berman Management,
     Inc. +

 .    The Putnam Funds are distributed by Putnam Investments, Inc. +

+    These entities are affiliated with neither Fleet Boston Financial nor Fleet
     RPS.

    4. CIF

     [X] The Employer acknowledges that it has read the following information regarding the Fleet Stable Asset Fund in which assets of the Plan are to be invested. With respect to the Fleet Stable Asset Fund, Fleet National Bank is hereby authorized to:

          . Invest Plan assets in the Fleet Stable Asset Fund, which is comprised of Guaranteed Investment Contracts ("GICs") and other investment vehicles, whose value fluctuates due to market changes

          . Subject the Fleet Stable Asset Fund to a restriction of the twelve-month notice requirement of Plan-level withdrawals under certain circumstances provided in the Fund instrument

          . Employ FIA, an affiliate, and / or an affiliated or outside investment advisors which FIA may hire as co-advisor to the Fund for an aggregate fee to be paid by the Fund, which will not exceed amounts permitted under Federal Law


                            VII. TERMS OF AGREEMENT

A. Entire Agreement

This ASA and attached exhibits constitute the entire Administrative Services Agreement between the parties named herein and may be modified or amended only by written agreement of the parties.




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[LOGO] Fleet



B. Scope of Services

     1.   Limitation of Responsibilities

     The performance of services on behalf of the Employer under this ASA will not be deemed to make Fleet RPS a fiduciary to the Plan and Trust.

     Except to the extent that Fleet RPS has specifically agreed to perform certain duties under this ASA, Fleet RPS is not responsible for any matters affecting the Plan, including, but not limited to:

     .    The initial or ongoing qualification of the Employer's Plan

     .    Participation in said Plan

     . Any tax filing (excluding Forms 1099R and 945, if applicable) and any tax liability that may be imposed on the Trustee, Plan, Plan Administrator, participant, or beneficiary

     In the event that Fleet RPS informs the Employer that the Plan fails to pass any non-discrimination test performed by Fleet RPS, it shall be the sole responsibility of the Employer to take all action necessary to bring the Plan into compliance. Fleet RPS shall be under no obligation to take any action or provide any advice regarding any corrective action.

     2.   Investment Responsibility

     With respect to the Plan, Fleet RPS may have investment responsibility to the extent provided in other agreements that Fleet RPS has executed relating to the Plan (such as a trust or investment management agreement). If there is no such agreement, then the Employer acknowledges that Fleet RPS has no responsibility for the selection of investments under the Plan and will not provide investment advice to any person in connection with the selection of investment vehicles for the Plan under this ASA.

C. Services and Expenses

The Employer agrees to pay Fleet RPS service fees and expenses in such amounts and at such times as are set forth in Exhibit A attached hereto. Changes in the fee schedule shall be made only upon thirty (30) days written notice, subject to the terms of Exhibit A, to the Employer/Plan Administrator before the effective date of such change. The Employer may request that Fleet RPS perform services in addition to the services described in this ASA. Charges for services not specifically described herein will be as mutually agreed upon by the Employer and Fleet RPS at the time of the request. Fleet RPS will prepare a written price quotation for any services requested by the Employer/Plan Administrator. If Fleet RPS consents to the performance of such additional services, then Fleet RPS will provide the services for a fee as set forth in an addendum to this ASA that is signed and acknowledged by the Employer and Fleet RPS.





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[LOGO] Fleet


If any invoice is outstanding at the end of thirty (30) days, Fleet RPS reserves the right to charge the Trust account and/or terminate this ASA.

D. Supplying Information

The Employer will supply Fleet RPS in a timely manner with copies of the current, executed Plan and Trust documents and all amendments, if applicable, Custodial Agreement, and Plan data, participant information, documentation, and instructions Fleet RPS needs from time to time to perform its duties under this ASA. Fleet RPS will be protected in relying on any written instructions or any oral instructions which are confirmed in writing by the Employer.

If it is necessary for Fleet RPS to perform additional services due to incomplete, incorrect, or delayed information supplied by the Employer, the Employer agrees to pay Fleet RPS for such additional services.

E. Indemnification

Fleet RPS' duties are expressly limited to those enumerated in this ASA. Fleet RPS will perform the administrative duties set forth in this ASA subject to the direction of the Employer/Plan Administrator. Nothing in this ASA will be deemed to impose upon Fleet RPS a duty to exercise its own discretion in the administration, control, management, or disposition of the Plan or of any Plan assets. Fleet RPS is under no duty to investigate or question any directions supplied by the Employer/Plan Administrator or Agent thereof.

In the event of any claim brought or asserted by or on behalf of any third party against Fleet RPS in connection with Fleet RRS' performance of its duties under this ASA, the Employer shall indemnify and hold Fleet RPS harmless against all losses, claims, damages, liabilities, and expenses, including reasonable attorneys' fees, which Fleet RPS may incur or which may be asserted against Fleet RPS, unless such claims are a result of the negligence, willful misconduct, or failure of Fleet RPS to perform its duties hereunder.

In the event that such a third party claim is asserted against Fleet RPS, Fleet RPS shall promptly notify the Employer of the claim. Absent notice by Fleet RPS to the Employer within a reasonable period of time, the Employer shall have no indemnification obligation hereunder. Upon receipt of notice of the third party claim, the Employer shall have the option at its own expense to defend Fleet RPS against the claim rather than to indemnify Fleet RPS for its attorneys' fees.

F. Duration of Agreement


This ASA will continue in effect and will be automatically renewed from year to year unless terminated as herein provided.





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[LOGO] Fleet


G. Termination/Amendment of Agreement

Upon ninety (90) days written notice, this ASA may be terminated by either of the parties named hereunder. This ASA may be modified or amended from time to time by written agreement of the parties.

H. Plan Information

Plan Name: Mohegan Retirement Plan

Employer: The Mohegan Tribe

Plan Contact: Donna St. Germain     Plan Administrator: Kevin Bogle

------------------------------------------------------------ -------------------
Employer's Address                            Plan Administrator's Address
------------------                            ----------------------------

The Mohegan Tribe                             Mohegan Tribal Gaming Authority
5 Crow Hill Road                              Vice President of Human Resources
P.O. Box 488                                  Mohegan Sun Boulevard
Uncasville, CT 06382                          Uncasville, CT 06382
-------------------------------------------------------------------------------

Employer ID # : 06-1259539                  Plan ID #: 002

Plan Year: January 1 to December 31

Effective Date of Plan: 7/2/001

Effective Date of Most Recent  Amendment: N/A


I. Execution of Agreement/Signatures

On behalf of the Mohegan Retirement Plan, the undersigned, authorized

Plan representative accepts this ASA and agrees to the terms therein.

Signed this 25th day of July, 2001.

                                                       Vice President,
By:   /s/ Kevin Bogle                                  Human Resources
    _____________________________________________    ________________________
         (Employer/Plan Administrator)                        (Title)

                                                      Director,
By: /s/ Donna St. Germain                             Compensation and Benefits
    _____________________________________________    ________________________
         (Employer/Plan Administrator)                        (Title)




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[LOGO] Fleet

This ASA is not effective until and unless properly counter-signed by an authorized employee of Fleet RPS.

Agreed and accepted by: Dorothy R. Paquette                 Vice President
                                                          _____________________
                                                               (Title)

/s/ Dorothy R. Paquette                                   July 30, 2001
______________________________________________________  _______________________
                  (Signature)                                   (Date)






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[LOGO] Fleet      Operation Addendum to the Administrative Services
                  Agreement


-------------------------------------------------------------------------------
Plan Name:             The Mohegan Retirement Plan
-------------------------------------------------------------------------------

Contribution Election Default Fund:
 .    In the absence of written participant investment direction, Fleet will invest the contribution into the Fleet Easy Investment Option Balanced Income Fund.

Forfeiture Fund
 .    Forfeitures will automatically be transferred into the Fleet Stable Asset
Fund.









Date :                 July 25, 2001
                       ________________________________________________________

Signature:             /s/ Kevin Bogle
                       ________________________________________________________

Name:                  Kevin Bogle
                       ________________________________________________________

Title:                 Vice President, Human Resources
                       ________________________________________________________



Date :                 July 25, 2001
                       ________________________________________________________

Signature:             /s/ Donna St. Germain
                       ________________________________________________________

Name:                  Donna St. Germain
                       ________________________________________________________

Title:                 Director, Compensation and Benefits
                       ________________________________________________________